Exhibit 32

Certification of the Chief Executive Officer and Chief Financial Officer of
Capital Solutions 1, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report on Form 10-QSB of Capital Solutions 1, Inc. (the "Company") for the quarter ended August 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Christopher Astrom, Chief Executive Officer and Chief Financial Officer of Capital Solutions 1, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 22, 2007

/s/ CHRISTOPHER ASTROM
Christopher Astrom
Chief Executive Officer

/s/ CHRISTOPHER ASTROM
Christopher Astrom
Chief Financial Officer